SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2019

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1999 S. Bascom Ave. Suite 700. Campbell, CA 95008

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading S`ymbol(s)	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On July 5, 2019, KULR Technology Group, Inc. (the “Company”) entered into a Rescission and Termination Agreement (the “Termination Agreement”) with the stockholders (the “Sellers”) (each Seller, individually, and the Company, a “Party” or collectively, the “Parties”) holding 100% of the ownership interest in TECHTOM Co., Ltd. (“TECHTOM”) to terminate the Securities Purchase Agreement between the Company and the Sellers, dated April 2, 2019 (the “Purchase Agreement”). The Company originally entered into the Purchase Agreement to, among other things, purchase all the ownership interests of TECHTOM from the Sellers, as previously disclosed in the Company’s Form 8-K filed on April 3, 2019.

Pursuant to the Termination Agreement, each of the Parties mutually agreed (i) to rescind and terminate the Purchase Agreement, relieving each Party of their respective duties and obligations arising under the Purchase Agreement; and (ii) to a general release of all other respective Parties from all claims arising out of the Purchase Agreement or the Termination Agreement. Each Party is responsible for all costs and expenses incurred by such Party in connection with the Purchase Agreement or the Termination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Termination Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

The Company appointed VStock Transfer LLC to serve as its new transfer agent. The Company’s former transfer agent was TranShare Corporation. The contact information for VStock Transfer LLC is:

VStock Transfer LLC

18 Lafayette Place

Woodmere, NY 11598

Telephone: (212) 828-8436

www.vstocktransfer.com

Item 9.01	Financial Statements and Exhibits

Exhibit
No.	Description
10.1	Rescission and Termination Agreement dated July 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: July 5, 2019	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer